UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was previously the principal accountant for Superior Energy Services, Inc. (the “Company”). On July 23, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of KPMG as the Company’s independent registered public accounting firm.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. KPMG LLP’s reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2020 and 2019, contained a separate paragraph stating that “As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for leases as of January 1, 2019 due to the adoption of ASU 2016-02, Leases.”

During the two fiscal years ended December 31, 2020, and the subsequent interim period through July 23, 2021, (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports to the Audit Committee on the consolidated financial statements for such years, and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) except that KPMG advised the Company of a material weakness in the Company’s internal control of financial reporting related to the design of the Company’s control to engage the appropriate specialists to assist in evaluating the income tax consequences of complex non-routine transactions, such as the 2020 reorganization under Chapter 11 of the United States Bankruptcy Code.

The Company provided KPMG with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that KPMG furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether KPMG agrees with the statements made by the Company in this Current Report on Form 8-K (“Report”) in response to Item 304(a) and, if not, stating the respects in which KPMG does not agree. A copy of KPMG’s letter addressed to the SEC dated July 27, 2021 is attached as Exhibit 16.1 to this Report.

(b) New Independent Public Accounting Firm

On July 23, 2021, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2021.

During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through July 23, 2021, the Company has not consulted with PwC regarding any of the matters described in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

16.1	KPMG letter to the SEC, dated July 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: July 27, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Executive Vice President and General Counsel